SEMI-ANNUAL REPORT

President's Message

Dear Fellow Shareholder:

I am pleased to present the Semi-Annual Report to Shareholders of Edward D. Jones & Co. Daily Passport Cash Trust. The trust was established in 1980, and has provided shareholders competitive rates of return on their cash with daily liquidity (dollar in, dollar out net asset value). 1 During the last 20 years, this government securities money market trust has served hundreds of thousands of investors and has paid hundreds of millions in dividends to shareholders. The trust is just one of the outstanding investment services offered to Edward Jones' clients.

This report covers the six-month period from March 1, 1999 through August 31, 1999. It begins with an interview with portfolio manager Susan R. Hill, Vice President of Passport Research, Ltd., and continues with a complete listing of the trust's holdings and financial statements.

As the keystone of the Full Service Account, the trust is marking its 20th year of providing Edward Jones clients, like yourself, with a stable source of daily income from a portfolio of short-term U.S. government money market securities. In addition, the trust reached another milestone during the reporting period-the $8 billion asset level.

During the six-month reporting period, the trust paid dividends to shareholders totaling $0.02 per share. On August 31, 1999, the 7-day net yield was 4.37% 2 and the 7-day effective yield was 4.47%.2

Thank you for keeping your ready cash working and accessible through Edward
D. Jones & Co. Daily Passport Cash Trust. As always, we welcome your questions and comments.

Sincerely,

[Graphic]

Richard B. Fisher
President
October 15, 1999

1 An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the trust.

2 Performance quoted represents past performance and is not indicative of future results. Yield will vary. Yields quoted for money market funds most closely reflect the trust's current earnings.

Investment Review

WHAT IS YOUR REVIEW OF THE RISING RATE ENVIRONMENT THAT CHARACTERIZED THE FIRST HALF OF THE TRUST'S FISCAL YEAR?

Relentless consumer spending and a robust housing market drove growth of 4.30% in the first quarter of 1999. This came on the heels of a vigorous 6.00% pace of growth in the fourth quarter of 1998. Such evidence of hearty growth clearly exceeded measures of the non-inflationary potential of the economy. Although overall signs of inflation remained benign, interest rates rose across the yield curve as expectations built that the Federal Reserve Board (the "Fed") would need to tighten monetary policy to preempt price pressures down the road. By the time of Chairman Greenspan's testimony before the Joint Economic Committee later in June, where he hinted that it may be appropriate for the Fed to take back some of the liquidity that had been infused into the market in the fourth quarter of 1998, market expectations reflected the inevitable near-term tightening with more to follow. As a result, when the Fed opted to tighten by 25 basis points on June 30, 1999, but announced a neutral intermeeting policy stance, the market took this as a sign that additional tightenings may not be forthcoming. This relief proved to be short-lived, however, as Fed commentary and economic data continued to point to the need for additional action by the Fed, and interest rates ticked up again. The Fed confirmed this expectation with an additional 25 basis point tightening at the August Federal Open Market Committee meeting, bringing the Fed Funds Target Rate to its current 5.25% level.

Movements in the 90-day agency discount note reflected the shifting market sentiment over this reporting period. Trading around 4.80% at the beginning of March, this security's yield rose to 5.10% by the time of the first tightening by the Fed at the end of June. The yield resumed its upward climb by the end of July, rising to 5.30% by the time of the second move by the Fed in late August, and ended the reporting period around that level.

HOW HAS THE TRUST'S YIELD RESPONDED TO THIS ENVIRONMENT, AND WHAT STRATEGIES GUIDED THE TRUST DURING THE REPORTING PERIOD?

We managed the portfolio within a 40-50 day average maturity range over the reporting period, maximizing performance through ongoing relative value analysis. We added to the trust's position in agency floating rate securities-increasing the total exposure from 19% to 25% of fund assets- in order to enhance the portfolio's responsiveness to changes in interest rates. We also reinforced our position in overnight and short-term repurchase agreements. Overall, the 7-day net yield of the trust rose from 4.08% 1 at the end of February to 4.37%1 by August 31, 1999.

1 Performance quoted represents past performance and is not indicative of future results. Yield will vary. Yields quoted for money market funds most closely reflect the trust's current earnings.

AS WE MOVE TOWARD THE END OF 1999, EXPECTATIONS ARE MIXED FOR FURTHER TIGHTENINGS, OR INCREASES IN RATES, BY THE FEDERAL RESERVE BOARD. WHAT DO

YOU SEE AHEAD FOR SHORT-TERM RATES?

While the possibility of further increases in the Fed Funds Target Rate by the end of the year still exists, the potential is certainly less than it was just a few weeks ago. Continued benign inflation, signs of slowing in growth, and the uncertainties surrounding year end and the century date change could allow the Fed to stay on the sidelines for the time being. The Fed has done much to smooth the way for the banking system and other financial market participants during this difficult time to insure that sufficient liquidity will be available to those who need it at the end of the year. The end result, absent a policy move by the Fed, should be overall lower rates for overnight financing in the days and weeks leading up to December 31, 1999. It is also possible that public sentiment or instability in our own equity market could lead to a "flight to quality" to the U.S. Treasury and agency markets near year end. Finally, the reluctance of issuers to issue securities in the last few weeks of December and into early January could drive yields on short-term offerings lower because of reduced supply.

Shareholder Meeting Results

A Special Meeting of Shareholders of Edward D. Jones & Co. Daily Passport Cash Trust was held on March 29, 1999. On January 29, 1999, the record date for shareholders voting at the meeting, there were 7,600,494,604 total outstanding shares. The following items were considered by shareholders and the results of their voting were as follows:

AGENDA ITEM 1

Election of Trustees: 1


                                                   WITHHELD
                                                   AUTHORITY

                                   FOR             TO VOTE

Thomas G. Bigley                   3,156,591,584   108,927,638
John T. Conroy, Jr.                3,156,591,584   108,927,638
Nicholas P. Constantakis           3,156,591,584   108,927,638
John F. Cunningham                 3,156,591,584   108,927,638
J. Christopher Donahue             3,156,591,584   108,927,638
Peter E. Madden                    3,156,591,584   108,927,638
Charles F. Mansfield, Jr.          3,156,591,584   108,927,638
John E. Murray, Jr.,J.D., S.J.D.   3,156,591,584   108,927,638
John S. Walsh                      3,156,591,584   108,927,638

1 The following Trustees continued their terms as Trustees: John F. Donahue, Lawrence D. Ellis, M.D. and Marjorie P. Smuts.

AGENDA ITEM 2

To ratify the selection of Ernst & Young LLP as the trust's independent auditors:


                             ABSTENTIONS AND

FOR             AGAINST      BROKER NON-VOTES
3,086,305,664   39,337,068   139,876,490


AGENDA ITEM 3

To make changes to the trust's fundamental investment policies:

(a) To amend the trust's fundamental investment policy on diversification of its investments:


                              ABSTENTIONS AND

FOR             AGAINST       BROKER NON-VOTES
2,974,458,060   123,870,084   167,191,078


(b) To make non-fundamental, and to amend, the trust's fundamental investment policy regarding the maturity of money market instruments:


                             ABSTENTIONS AND

FOR             AGAINST      BROKER NON-VOTES
2,995,452,925   92,563,779   177,502,518


(c) To make non-fundamental, and to amend, the trust's fundamental investment policy regarding restricted securities:


                              ABSTENTIONS AND

FOR             AGAINST       BROKER NON-VOTES
2,929,000,797   147,827,124   188,691,301


(d) To make non-fundamental the trust's policy prohibiting investments in securities to exercise control of an issuer:


                              ABSTENTIONS AND

FOR             AGAINST       BROKER NON-VOTES
2,937,236,422   144,057,231   184,225,569


(e) To make non-fundamental, and to amend, the trust's authority to invest in the securities of other investment companies:


                              ABSTENTIONS AND

FOR             AGAINST       BROKER NON-VOTES
2,937,315,614   157,837,291   170,366,317


(f) To amend the trust's fundamental investment policy regarding borrowing to permit the purchase of securities while borrowings are outstanding:


                              ABSTENTIONS AND

FOR             AGAINST       BROKER NON-VOTES
2,855,333,288   222,632,369   187,553,565


AGENDA ITEM 4

To eliminate certain of the trust's fundamental investment policies:

(a) To remove the trust's fundamental investment policy on investing new issuers:


                              ABSTENTIONS AND

FOR             AGAINST       BROKER NON-VOTES
2,920,471,275   158,670,483   186,377,464


(b) To remove the trust's fundamental investment policy on investing in oil, gas, and minerals:


                              ABSTENTIONS AND

FOR             AGAINST       BROKER NON-VOTES
2,893,529,759   186,991,695   184,997,768


(c) To remove the trust's fundamental investment policy on investing in issuers whose securities are owned by Officers and Trustees:


                              ABSTENTIONS AND

FOR             AGAINST       BROKER NON-VOTES
2,788,575,907   289,780,696   187,162,619


(d) To remove the trust's fundamental investment policy on investing in options:


                              ABSTENTIONS AND

FOR             AGAINST       BROKER NON-VOTES
2,819,541,227   257,736,514   188,241,481


(e) To remove the trust's fundamental investment policy regarding the average maturity of securities in the trust's portfolio:


                              ABSTENTIONS AND

FOR             AGAINST       BROKER NON-VOTES
2,968,139,052   113,678,694   183,701,476


AGENDA ITEM 5

To approve amendments and restatements to the trust's Declaration of Trust:

(a) To permit the trust to add series and classes of shares:


                              ABSTENTIONS AND

FOR             AGAINST       BROKER NON-VOTES
2,929,147,880   156,902,524   179,468,818


(b) To require the approval of a majority of the outstanding voting shares in the event of the sale or conveyance of the trust to another trust or corporation:


                              ABSTENTIONS AND

FOR             AGAINST       BROKER NON-VOTES
2,951,658,305   140,030,924   173,829,993


(c) To permit the Board of Trustees to liquidate assets of the trust without seeking shareholder approval:


                              ABSTENTIONS AND

FOR             AGAINST       BROKER NON-VOTES
2,797,967,449   280,912,852   186,638,871


Portfolio of Investments

AUGUST 31, 1999 (UNAUDITED)


PRINCIPAL

AMOUNT                                                      VALUE

                  GOVERNMENT AGENCIES-49.9%

  $  50,000,000   Federal Farm Credit

                  System, 5.400%, 7/3/2000        $    49,936,804
    528,000,000 1 Federal Home Loan Bank
                  System Floating Rate
                  Notes, 4.851% - 5.370%,

                  9/1/1999 - 11/12/1999               527,913,028
     68,000,000 2 Federal Home Loan Bank
                  System Discount Notes,
                  5.370% - 5.510%,

                  2/2/2000 - 3/1/2000                  66,437,927
    405,230,000   Federal Home Loan Bank
                  System, 4.790% - 5.415%,

                  1/14/2000 - 6/14/2000               405,065,235
    878,713,000 2 Federal Home Loan Mortgage
                  Corp. Discount Notes,
                  5.060% - 5.480%,

                  10/8/1999 - 8/4/2000                862,531,189
    428,000,000 1 Federal Home Loan Mortgage
                  Corp. Floating Rate Notes,
                  4.825% - 5.265%, 9/17/1999

                  - 11/17/1999                        427,836,382
    411,755,000 2 Federal National Mortgage
                  Association Discount
                  Notes, 4.610% - 5.450%,

                  10/5/1999 - 6/22/2000               400,979,340
    551,000,000 1 Federal National Mortgage
                  Association Floating Rate
                  Notes, 4.974% - 5.160%,

                  9/1/1999 - 11/10/1999               550,770,172
    219,500,000   Federal National Mortgage
                  Association, 4.780% -
                  5.180%, 11/30/1999 -

                  5/5/2000                            219,409,452

    551,000,000 1 Student Loan Marketing
                  Association Floating Rate

                  Notes,

                  5.667% - 5.767%, 9/8/1999           550,834,196
     18,000,000   Student Loan Marketing
                  Association, 4.930%,

                  2/8/2000                             18,000,000
                  TOTAL GOVERNMENT AGENCIES         4,079,713,725

                  REPURCHASE AGREEMENTS-
                  49.9% 3

    455,000,000   ABN AMRO, Inc., 5.480%,
                  dated 8/31/1999, due

                  9/1/1999                            455,000,000
    125,000,000 4 Bank of America, 5.270%,
                  dated 8/27/1999, due

                  9/29/1999                           125,000,000
    475,000,000   Bank of America, 5.520%,
                  dated 8/31/1999, due

                  9/1/1999                            475,000,000
     50,000,000   Barclays Capital, Inc.,
                  5.450%, dated 8/31/1999,

                  due 9/1/1999                         50,000,000
    340,000,000   Bear, Stearns and Co.,
                  5.500%, dated 8/31/1999,

                  due 9/1/1999                        340,000,000
     89,600,000 4 Deutsche Bank Financial,
                  Inc., 5.270%, dated

                  8/27/1999, due 9/30/1999             89,600,000
      7,200,000   Deutsche Bank Financial,
                  Inc., 5.450%, dated

                  8/31/1999, due 9/1/1999               7,200,000
    500,000,000   Deutsche Bank Financial,
                  Inc., 5.490%, dated

                  8/31/1999, due 9/1/1999             500,000,000
    155,000,000   Donaldson, Lufkin and
                  Jenrette Securities Corp.,
                  5.430%, dated 8/31/1999,

                  due 9/1/1999                        155,000,000
    190,000,000   Goldman Sachs Group, LP,
                  5.480%, dated 8/31/1999,

                  due 9/1/1999                        190,000,000
    150,000,000   J.P. Morgan & Co., Inc.,
                  5.480%, dated 8/31/1999,

                  due 9/1/1999                        150,000,000
    250,000,000   Lehman Brothers, Inc.,
                  5.480%, dated 8/31/1999,

                  due 9/1/1999                        250,000,000
    215,000,000   Paribas Corp., 5.500%,
                  dated 8/31/1999, due

                  9/1/1999                            215,000,000
    200,000,000   Prudential Securities,
                  Inc., 5.520%, dated

                  8/31/1999, due 9/1/1999             200,000,000

PRINCIPAL

AMOUNT                                                     VALUE

                  REPURCHASE AGREEMENTS-
                  continued 3

 $  368,580,000   Salomon Brothers, Inc.,
                  5.500%, dated 8/31/1999,

                  due 9/1/1999                   $    368,580,000
    200,000,000   Societe Generale
                  Securities Corp., 5.450%,
                  dated 8/31/1999, due

                  9/1/1999                            200,000,000
    180,000,000   Warburg Dillon Reed LLC,
                  5.450%, dated 8/31/1999,

                  due 9/1/1999                        180,000,000
    130,000,000   Warburg Dillon Reed LLC,
                  5.520%, dated 8/31/1999,

                  due 9/1/1999                        130,000,000

                  TOTAL REPURCHASE

                  AGREEMENTS                        4,080,380,000
                  TOTAL INVESTMENTS (AT
                  AMORTIZED COST) 5               $ 8,160,093,725


1 Floating rate note with current rate and next reset date shown.

2 Discount rate at time of purchase.

3 The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.

4 Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days.

5 Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets ($8,174,993,302) at August 31, 1999.

See Notes which are an integral part of the Financial Statements.

Statement of Assets and Liabilities

AUGUST 31, 1999 (UNAUDITED)


ASSETS:
Investments in repurchase
agreements                     $ 4,080,380,000
Investments in securities        4,079,713,725
Total investments in
securities, at amortized
cost and value                                     $ 8,160,093,725
Cash                                                     8,819,604
Income receivable                                       17,264,359
TOTAL ASSETS                                         8,186,177,688
LIABILITIES:

Payable for shares sold                 28,029

Income distribution

payable                              8,951,651
Accrued expenses                     2,204,706

TOTAL LIABILITIES                                       11,184,386

Net assets for
8,174,993,302 shares

outstanding                                        $ 8,174,993,302
NET ASSET VALUE, OFFERING
PRICE AND REDEMPTION
PROCEEDS PER SHARE:

$8,174,993,302 /

8,174,993,302 shares

outstanding                                                  $1.00


See Notes which are an integral part of the Financial Statements

Statement of Operations

SIX MONTHS ENDED AUGUST 31, 1999 (UNAUDITED)


INVESTMENT INCOME:
Interest                                        $ 201,784,847

EXPENSES:

Investment advisory fee        $ 16,802,800
Administrative personnel
and services fee                  3,022,596
Custodian fees                      122,169
Transfer and dividend
disbursing agent fees and
expenses                          5,033,072
Directors'/Trustees' fees            22,901
Auditing fees                         9,198
Legal fees                           13,796
Portfolio accounting fees           278,464
Shareholder services fee         10,108,991
Share registration costs            458,913
Printing and postage              1,070,492
Insurance premiums                    9,132
Miscellaneous                        13,008
TOTAL EXPENSES                                     36,965,532
Net investment income                           $ 164,819,315


See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets


                                       SIX MONTHS

                                            ENDED                    YEAR
                                      (unaudited)                   ENDED

                                       AUGUST 31,            FEBRUARY 28,
                                             1999                    1999

INCREASE (DECREASE) IN NET

ASSETS
OPERATIONS:

Net investment income           $     164,819,315       $     298,512,837
DISTRIBUTIONS TO

SHAREHOLDERS:

Distributions from net

investment income                    (164,819,315)           (298,512,837)
SHARE TRANSACTIONS:
Proceeds from sale of
shares                             17,359,592,645          27,783,437,416
Net asset value of shares
issued to shareholders in
payment of distributions
declared                              158,897,415             293,550,669
Cost of shares redeemed           (17,015,246,261)        (26,210,672,944)
CHANGE IN NET ASSETS
RESULTING FROM SHARE

TRANSACTIONS                          503,243,799           1,866,315,141
Change in net assets                  503,243,799           1,866,315,141
NET ASSETS:

Beginning of period                 7,671,749,503           5,805,434,362
End of period                   $   8,174,993,302       $   7,671,749,503


See Notes which are an integral part of the Financial Statements

Financial Highlights

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                            SIX MONTHS

                                                 ENDED

                                           (unaudited)

                                            AUGUST 31,                         YEAR ENDED FEBRUARY 28 OR 29,
                                                  1999            1999          1998         1997          1996          1995
NET ASSET VALUE, BEGINNING OF PERIOD            $ 1.00          $ 1.00        $ 1.00       $ 1.00        $ 1.00        $ 1.00
INCOME FROM INVESTMENT OPERATIONS:

Net investment income                             0.02            0.05          0.05         0.04          0.05          0.04
LESS DISTRIBUTIONS:
Distributions from net investment income         (0.02)          (0.05)        (0.05)       (0.04)        (0.05)        (0.04)
NET ASSET VALUE, END OF PERIOD                  $ 1.00          $ 1.00        $ 1.00       $ 1.00        $ 1.00        $ 1.00
TOTAL RETURN 1                                    2.07%           4.63%         4.84%        4.59%         5.06%         3.78%

RATIOS TO AVERAGE NET ASSETS:

Expenses                                          0.91% 2         0.87%         0.89%        0.89%         0.96%         0.98%
Net investment income                             4.06% 2         4.50%         4.72%        4.49%         4.92%         3.74%
SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)     $8,174,993      $7,671,750    $5,805,434   $4,760,020    $3,951,155    $2,464,260


1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

AUGUST 31, 1999 (UNAUDITED)

ORGANIZATION

Edward D. Jones & Co. Daily Passport Cash Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The investment objective of the Trust is stability of principal and current income consistent with stability of principal.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

The Trust uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

REPURCHASE AGREEMENTS

It is the policy of the Trust to require its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Trust to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Trust will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Trust's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Trust could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex- dividend date.

FEDERAL TAXES

It is the Trust's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Trust may engage in when-issued or delayed delivery transactions. The Trust records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when- issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). At August 31, 1999, capital paid-in aggregated $8,174,993,302.

Transactions in shares were as follows:


                                   SIX MONTHS                YEAR
                                        ENDED               ENDED

                                   AUGUST 31,        FEBRUARY 28,
                                         1999                1999

Shares sold                    17,359,592,645      27,783,437,416
Shares issued to
shareholders in payment of
distributions declared            158,897,415         293,550,669
Shares redeemed               (17,015,246,261)    (26,210,672,944)

NET CHANGE RESULTING FROM

SHARE TRANSACTIONS                503,243,799       1,866,315,141


INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Passport Research Ltd., the Trust's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee based on average daily net assets of the Trust as follows: 0.500% on the first $500 million, 0.475% on the next $500 million, 0.450% on the next $500 million, and 0.425% on the next $500 million and 0.400% thereafter. The Adviser will waive the amount that normal operating expenses of the Trust (including the investment advisory fee, but excluding brokerage commissions, interest, taxes and extraordinary expenses) exceed 2.5% per year on the first $30 million of average daily net assets of the Trust, 2% per year on the next $70 million of average daily net assets of the Trust, and 1.5% per year on any additional assets.

ADVISER'S BACKGROUND

Passport Research, Ltd. is a Pennsylvania limited partnership organized in 1981. Federated Investment Management Company is the general partner of the Adviser and has a 50.5% interest in the Adviser. Federated Investment Management Company is owned by Federated Investors, Inc. Edward D. Jones & Co. L.P. is the limited partner of the Adviser and has a 49.5% interest in the Adviser.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Trust with certain administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Trust will pay FSSC up to 0.25% of average daily net assets of the Trust shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

Edward D. Jones & Co., L.P. serves as the transfer and dividend disbursing agent to the Trust. The fee paid to Edward D. Jones & Co. L.P. is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Trust's accounting records for which it receives a fee. The fee is based on the level of the Trust's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

YEAR 2000

Similar to other financial organizations, the Trust could be adversely affected if the computer systems used by the Trust's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Trust's Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Trust's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trust.

Trustees

JOHN F. DONAHUE
THOMAS G. BIGLEY
JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS
JOHN F. CUNNINGHAM
J. CHRISTOPHER DONAHUE
LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN
CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.
MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

WILLIAM D. DAWSON III

Chief Investment Officer

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

SUSAN R. HILL

Vice President

RICHARD J. THOMAS

Treasurer

LESLIE K. ROSS

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the trust's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

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 Edward Jones

Daily Passport Cash Trust

SEMI-ANNUAL REPORT

AUGUST 31, 1999

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Serving Individual Investors Since 1871

Edward Jones
201 Progress Parkway

Maryland Heights, Missouri 63043

1-800-331-2451

Distributor

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Edward Jones

Cusip 480023100
8092605 (10/99)

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